SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2012

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 3 - Securities and Trading Markets

Item 3.02 - Unregistered Sales of Equity Securities.

The BioTime common shares and the shares of LifeMap Sciences, Inc. common stock issued in the transaction described in Item 8.01 below were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration under Sections 4(2).  We have agreed to file a registration statement to register the BioTime common shares for sale under the Securities Act.

Section 8 - Other Events

Item 8.01 - Other Events.

On May 18, 2012, we completed the merger of Xennex, Inc. into our subsidiary LifeMap Sciences, Inc.  Through the merger, LifeMap acquired all of Xennex's assets, including its exclusive, worldwide licenses to market GeneCards® and PanDaTox. GeneCards® and PanDaTox will be marketed by LifeMap under a license from Yeda Research and Development Company Ltd, the Technology Transfer Company of the Weizmann Institute of Science in Israel.

GeneCards® is a searchable, integrated, database of human genes that provides concise genomic, transcriptomic, genetic, proteomic, functional and disease related information, on all known and predicted human genes. PanDaTox is a recently developed, searchable database that can be used to identify genes and intergenic regions that are unclonable in E. coli, to aid in the discovery of new antibiotics and biotechnologically beneficial functional genes, and to improve the efficiency of metabolic engineering.

LifeMap Sciences has also entered into a license agreement with Yeda to market the new MalaCards database of human diseases.  Like GeneCards® and PanDaTox, MalaCards has been developed by the Weizmann Institute and is expected to be launched at the end of 2012.

Through the merger, Xennex stockholders received 1,362,589 shares of LifeMap common stock, which represents approximately 13% of the LifeMap common stock now outstanding.  Xennex shareholders also received 448,431 BioTime common shares as part of the transaction.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release Dated May 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:	May 21, 2012	By:	/s/ Peter S. Garcia
Chief Financial Officer

Exhibit Number	Description

99.1	Press Release Dated May 21, 2012.

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